Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

LATEEF FOCUSED GROWTH FUND
(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated July 19, 2019 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2018

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Effective on or about August 31, 2019, the Fund will automatically convert its outstanding Class C shares to Class A shares of the Fund and Class C will be terminated as a separately designated class of the Fund. Class C shareholders will not pay any sales charge, redemption fee or other charge in connection with the conversion to Class A shares. After August 15, 2019, Class C shares of the Fund will be closed to all investors and will no longer be available for purchase. Accordingly, as of August 15, 2019, all references to Class C shares in the Prospectus and SAI are hereby deleted.

The automatic conversion of the Fund’s Class C shares into Class A shares on or about August 31, 2019 is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.